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                                   EXHIBIT 24


                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS: That each of the undersigned directors and the undersigned Director/Officer of ARCH COAL, INC., a Delaware corporation ("Arch Coal"), hereby constitutes and appoints Steven F. Leer, Patrick A. Kriegshauser and Jeffry N. Quinn, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others, to sign Arch Coal's Annual Report on Form 10-K for the year ended December 31, 1998, to be filed with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended; to file such Annual Report and the exhibits thereto and any and all other documents in connection therewith, including without limitation amendments thereto, with the Securities and Exchange Commission; and to do and perform any and all other acts and things requisite and necessary to be done in connection with the foregoing as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


Dated:  February 25, 1999



/s/ Steven F. Leer                        President and Chief Executive
-----------------------------------       Officer and Director
Steven F. Leer


/s/ James R. Boyd                         Chairman of the Board and Director
-----------------------------------
James R. Boyd


/s/ Paul W. Chellgren                     Director
-----------------------------------
Paul W. Chellgren


/s/ Ignacio Dominguez Urquijo             Director
-----------------------------------
Ignacio Dominguez Urquijo


/s/ Thomas L. Feazell                     Director
-----------------------------------
Thomas L. Feazell


/s/ John R. Hall                          Director
-----------------------------------
John R. Hall


/s/ Robert L. Hintz                       Director
-----------------------------------
Robert L. Hintz


/s/ Douglas H. Hunt                       Director
-----------------------------------
Douglas H. Hunt

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/s/ James L. Parker                       Director
-----------------------------------
James L. Parker


/s/ A. Michael Perry                      Director
-----------------------------------
A. Michael Perry


/s/ J. Marvin Quin                        Director
-----------------------------------
J. Marvin Quin


/s/ Theodore D. Sands                     Director
-----------------------------------
Theodore D. Sands